UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FLUX POWER HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

August [    ], 2025

To Our Stockholders:

You are cordially invited to attend a special meeting (the “Special Meeting”) of the stockholders of Flux Power Holdings, Inc. (the “Company,” “we” or “our”), which will be held virtually on August 29, 2025 at 10:00 a.m. Pacific Time at [    ].

Details regarding logging onto and attending the virtual meeting over the website and the business to be conducted at the Special Meeting are described in the accompanying Notice of Special Meeting and Proxy Statement. Other than the proposals described in the Proxy Statement, our board of directors is not aware of any other matters to be presented for a vote at the Special Meeting. We encourage you to read carefully the entire Proxy Statement. Only stockholders of record of shares of Common Stock at the close of business July 14, 2025 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

Whether or not you attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting. After reading the Proxy Statement, even if you intend to attend the Special Meeting, we ask that you please promptly vote via the Internet or by telephone, or please promptly submit your proxy by dating, signing, and returning the enclosed proxy card in the enclosed postage-prepaid envelope, to ensure that your votes are counted. If you vote via the Internet, vote by telephone, or submit your proxy card, you can still attend the Special Meeting virtually. Please review the instructions on each of your voting options described in the accompanying Proxy Statement.

Your vote is important. Whether or not you expect to virtually attend the Special Meeting, please submit your proxy or voting instructions as soon as possible by internet, telephone or mail, in the manner described in the Proxy Statement, so that your shares may be represented at the Special Meeting. Returning the proxy does not deprive you of your right to attend the Special Meeting and to vote your shares virtually.

Thank you for your continuing support.

Sincerely,

Krishna Vanka
Chief Executive Officer and President

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on August 29, 2025

Dear Stockholders:

Notice is hereby given that a special meeting (the “Special Meeting”) of the stockholders of Flux Power Holdings, Inc.., a Nevada corporation (the “Company,” “we” or “our”), will be held virtually on August 29, 2025, at 10:00 a.m. Pacific Time at [    ], for the following purposes:

1.	to approve the amendment and restatement of the Company’s Amended and Restated Articles of Incorporation as amended and currently in effect (the “Articles”) to, among other things, (i) increase the aggregate number of authorized shares of preferred stock from 500,000 to 3,000,000, $0.001 par value per share (“Preferred Stock”), (ii) grant the Board authority to fix the rights and preferences of the preferred stock by resolution from time to time, and (iii) designate 1,000,000 shares of Preferred Stock as “Series A Convertible Preferred Stock”, $0.001 par value per share (the “Series A Preferred Stock”), with rights, preferences, privileges and restrictions all as set forth in the Second Amended and Restated Certificate of Incorporation (the “Restated Articles”) in substantially the form attached to the Proxy Statement as Appendix A (the “Amendment Proposal”);

2.	to approve the reservation and issuance of such number of shares of Common Stock issuable in connection with the conversion of the shares of Series A Preferred Stock which are issuable upon exercise of certain prefunded warrants, and exercise of certain Common Stock warrants issued and issuable pursuant to the Securities Purchase Agreement dated July 18, 2025, and related transaction documents by and among the Company and certain investors in connection with a non public offering (as more fully described in the Proxy Statement, the “Private Placement”), which total issuance could exceed 20% of the amount outstanding of Common Stock prior to the Private Placement for purposes of complying with Nasdaq Listing Rule 5635(d) (“Share Issuance Proposal”); and

3.	to approve the adjournment of the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposal and the Share Issuance Proposal (the “Adjournment Proposal”).

The Company’s Board of Directors unanimously recommends that the stockholders vote “FOR” the Amendment Proposal, the Share Issuance Proposal and the Adjournment Proposal.

Details regarding logging onto and attending the virtual meeting over the website and the business to be conducted at the Special Meeting are described in the accompanying Notice of Special Meeting and Proxy Statement. Other than the proposals described in the proxy statement, our board of directors is not aware of any other matters to be presented for a vote at the Special Meeting. We encourage you to read carefully the entire Proxy Statement.

Our authorized capital stock consists of 75,000,000 shares of common stock, $0.001 par value per share (the “Common Stock”), and 500,000 shares of preferred stock, $0.001 par value per share. The board of directors has fixed the close of business on July 14, 2025 (the “Record Date”) as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. As of the Record Date 16,835,698 shares of our Common Stock, and no shares of preferred stock were issued and outstanding. Our Common Stock is our only class of outstanding voting securities. Each share of our Common Stock as of the close of business on the Record Date will be entitled to one vote on each matter.

This notice of Special Meeting of Stockholders and the accompanying Proxy Statement and proxy card, or for shares held in street name (held for your account by a broker or other nominee), voting instruction form (the “proxy materials”), or the proxy materials themselves for those stockholders who have requested delivery by mail, are scheduled to be first sent to stockholders beginning on or about August [    ], 2025.

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Special Meeting. The Special Meeting will be held in a virtual format only, with no physical in-person meeting. Stockholders will have the ability to attend, vote and submit questions before and during the virtual meeting from any location by visiting [    ]. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at our offices during regular business hours for the ten (10) calendar days prior to the Special Meeting and online during the Special Meeting.

For questions regarding your stock ownership, you may contact us at (877) 505-3589 or contact our transfer agent, Issuer Direct Corporation, through its website at www.issuerdirect.com or by phone at (801) 272-9294.

It is important that your shares are represented at the Special Meeting. Whether or not you expect to participate in the virtual Special Meeting, we hope that you will promptly vote and submit your proxy by dating, signing, and returning the enclosed proxy card, or vote via the Internet or by telephone. This will not limit your rights to attend or vote during the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors,

Krishna Vanka
Chief Executive Officer and President August [ ], 2025

The Notice of the Special Meeting and Proxy Statement are electronically available at [    ].

FLUX POWER HOLDINGS, INC.

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

Forward-Looking Statements.

The Proxy Statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical facts included in the Proxy Statement are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and other subsequent documents we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

i

2685 S. Melrose Drive

Vista, California 92081

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

To be Held Virtually at [    ]

On August 29, 2025, at 10:00 A.M. Pacific Time

GENERAL

This proxy statement is furnished to stockholders of Flux Power Holdings, Inc., a Nevada corporation (the “Company”), in connection with the solicitation of proxies for use at the Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held virtually at [    ] on Friday, August 29, 2025 at 10:00 a.m. Pacific Time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying notice of Special Meeting of Stockholders. This solicitation of proxies is made on behalf of our board of directors.

Our proxy materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about August [    ], 2025. We are soliciting proxies pursuant to this Proxy Statement for use at the Special Meeting. Our proxy materials are electronically available at [    ].

WHY AM I RECEIVING THESE MATERIALS?

Our board of directors is soliciting your proxy to vote at our Special Meeting, including at any adjournment, continuation, or postponement of the meeting. You are invited to attend the Special Meeting via the webcast to vote on the proposals described in the Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy by telephone or through the Internet, or by the paper proxy card you received in the mail, by completing, signing and returning the proxy card by mail.

HOW CAN I ATTEND THE SPECIAL MEETING?

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by audio webcast. There will be no physical meeting location. The meeting will only be conducted online.

You are entitled to participate in the Special Meeting only if you were a stockholder of record of Common Stock as of the close of business on July 14, 2025, or if you hold a valid proxy for the Special Meeting. To participate in the virtual meeting, [    ] (the “Special Meeting Website”) and enter the control number included on your proxy card, or on the instructions that accompanied your proxy materials.

A list of stockholders entitled to vote at the meeting will be available for examination during normal business hours for ten (10) days prior to the Special Meeting for any purpose germane to the meeting at our corporate headquarters at 2685 S. Melrose Drive, Vista, California 92081. The stockholder list will also be available to registered stockholders during the Special Meeting upon written request submitted by the registered stockholder at the Special Meeting Website.

To participate in the Special Meeting, you will need the control number found on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in the name of a bank, broker or other holder of record, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the Special Meeting.

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WHAT AM I VOTING ON?

The list below sets out the matters scheduled for a vote at the Special Meeting:

●	Proposal 1: To approve the amendment and restatement of the Company’s Amended and Restated Articles of Incorporation as amended and currently in effect (the “Articles”) to, among other things, (i) increase the aggregate number of authorized shares of preferred stock from 500,000 to 3,000,000, $0.001 par value per share (“Preferred Stock”), (ii) grant the Board authority to fix the rights and preferences of the preferred stock by resolution from time to time, and (iii) designate 1,000,000 shares of Preferred Stock as “Series A Convertible Preferred Stock”, $0.001 par value per share (the “Series A Preferred Stock”), with rights, preferences, privileges and restrictions all as set forth in the Second Amended and Restated Certificate of Incorporation (the “Restated Articles”) in substantially the form attached to the Proxy Statement as Appendix A (the “Amendment Proposal”).

●	Proposal 2: To approve the reservation and issuance of such number of shares of Common Stock issuable in connection with the conversion of the shares of Series A Preferred Stock which are issuable upon exercise of certain prefunded warrants, and exercise of certain Common Stock warrants issued and issuable pursuant to the Securities Purchase Agreement dated July 18, 2025, and related transaction documents by and among the Company and certain investors in connection with a non public offering (as more fully described below in the Proxy Statement, the “Private Placement”), which total issuance could exceed 20% of the amount outstanding of Common Stock prior to the Private Placement for purposes of complying with Nasdaq Listing Rule 5635(d) (the “Share Issuance Proposal). For further information regarding the Private Placement, please refer to page [ ] of the Proxy Statement.

●	Proposal 3: To approve the adjournment of the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposal and the Share Issuance Proposal (the “Adjournment Proposal”).

WE ENCOURAGE YOU TO RETURN YOUR PROXIES OR VOTING INSTRUCTIONS FOR THE SPECIAL MEETING TO ENSURE THAT YOUR VOTES ARE COUNTED ON EACH MATTER THAT IS BROUGHT TO A VOTE OF THE COMPANY’S STOCKHOLDERS.

WHO CAN VOTE AT THE SPECIAL MEETING?

Only our stockholders of record of our Common Stock at the close of business on July 14, 2025 (the “Record Date”), or their legal proxy holders, are entitled to notice and vote at the Special Meeting and at any adjournments or postponements thereof. We are not aware of any other matter to be acted upon at the Special Meeting other than the matters described in this Proxy Statement. As of the Record Date, there were 16,835,698 shares of Common Stock issued and outstanding and entitled to vote. Our common stock is our only class of outstanding voting securities.

Each share of our common stock as of the close of business on the Record Date is entitled to one vote on each matter presented at the Special Meeting.

●	Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Issuer Direct Corporation, then you are a stockholder of record. As a stockholder of record, you may vote at the Special Meeting or vote by proxy.

●	Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Agent. If, on the Record Date, your shares were held not in your name, but rather in an account at a bank, brokerage firm, or other agent or nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting or by proxy unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee.

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HOW CAN I VOTE?

If you are a stockholder of record, you may:

●	VOTE AT THE SPECIAL MEETING - if you would like to vote at the Special Meeting, please follow the instructions that will be available at [ ] during the Special Meeting. To participate in the Special Meeting, you must have your control number that is shown on your proxy card.

●	VOTE BY MAIL OR FACSIMILE IN ADVANCE OF THE SPECIAL MEETING - Complete, sign and date the enclosed proxy card, then follow the instructions on the card to vote by mail or fax your signed and dated proxy card to [ ]. If you sign and return the enclosed proxy but do not otherwise specify how you want your shares voted, they will be voted “FOR” the approval of the Amendment Proposal, the Share Issuance Proposal and the Adjournment Proposal, and will be voted according to the discretion of the proxy holder named in the proxy card upon any other business that may properly be brought before the Special Meeting and at all postponements thereof.

●	VOTE VIA THE INTERNET OR VIA TELEPHONE IN ADVANCE OF THE SPECIAL MEETING - if you would like to vote in advance of the Special Meeting by phone please call [ ], or vote online at [ ] by 11:59 PM Eastern Time, August 28, 2025. You must have the control number that is included on the proxy card when voting.

If you submit your vote by mail, your completed, signed and dated proxy card must be received prior to the Special Meeting. Submitting your proxy, whether via the internet, via telephone or by mail or fax will not affect your right to vote at the Special Meeting should you decide to attend the meeting.

If you are not a stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares at the Special Meeting.

WHAT CONSTITUTES A QUORUM FOR THE SPECIAL MEETING?

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of common stock entitled to vote at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting. On the Record Date, there were 16,835,698 shares of common stock outstanding and entitled to vote. At least more than fifty percent (50%) of the outstanding shares of common stock outstanding and entitled to vote must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

HOW ARE VOTES COUNTED AND HOW ARE BROKER NON−VOTES TREATED?

Votes will be counted by the inspector of election appointed for the Special Meeting who will separately count “For” votes, “Against” votes, abstentions, withheld votes and broker non-votes. Votes withheld, broker non-votes and abstentions are deemed as “present” at the Special Meeting and are counted for quorum purposes.

If you hold shares in your name and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors on all matters and as the proxy holder may determine in his/her discretion with respect to any other matters properly presented for a vote before the Special Meeting.

If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to certain proposals that are considered as “routine” matters. Proposal 3 (the Adjournment Proposal) is commonly considered as a routine matter, and thus your stockbroker, bank or other nominee may exercise their discretionary voting power with respect Proposal 3.

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If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. Proposal 1 (the Amendment Proposal) and Proposal 2 (the Share Issuance Proposal) are expected to be treated as non-routine matters, and therefore in the absence of specific instructions from you, your broker will not have discretionary authority to vote your shares with respect to such proposals. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

●	Proposal 1 (the Amendment Proposal) – Approval of the Amendment Proposal requires an affirmative vote of at least a majority of the outstanding shares of Common Stock. Abstentions and broker non-votes will have the same effect as a vote “Against” Proposal 1.

●	Proposal 2 (the Share Issuance Proposal) – Approval of the Share Issuance Proposal requires affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter. Accordingly, if a quorum is present at the Special Meeting, for approval, this Proposal 2 must receive “For” votes from the holders of a majority of outstanding shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote. Abstentions will have the same effect as an “Against” vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal.

●	Proposal 3 (the Adjournment Proposal) – Approval of the Adjournment Proposal requires an affirmative vote of at least a majority of the shares present at the Special Meeting and entitled to vote, either in person or by proxy. Abstentions will have the same effect as a vote “Against” Proposal 3. Broker non-votes, if any, will have no effect on the outcome of Proposal 3. However, this proposal is a routine matter and brokers and other nominees may generally vote in their discretion on routine matters, and therefore broker non-votes are not expected on this proposal.

Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the Special Meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the Special Meeting. Broker non-votes will not be counted as a vote cast on any matter presented at the Special Meeting.

WHO CONDUCTS THE PROXY SOLICITATION AND HOW MUCH DOES IT COST?

We are soliciting the proxies and will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. Copies of solicitation material will be furnished to banks, brokerage houses and other agents holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to these beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding the solicitation material to the beneficial owners. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. The original solicitation of proxies by mail may be supplemented by telephone, fax, Internet and personal solicitation by our directors, officers or other employees. Directors, officers and employees will not be paid any additional compensation for soliciting proxies.

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WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE SET OF PROXY MATERIALS?

If you receive more than one set of proxy materials from us or your bank, this usually means that your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please vote online or follow the instructions included on each proxy card and vote each proxy card via the internet, telephone, fax or by mail. If you intend to vote by mail, please complete, sign and return each proxy card you received to ensure that all of your shares are voted.

How Your Shares Will Be Voted

Shares represented by proxies that are properly executed and returned, and not revoked, will be voted as specified. If you sign a proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Special Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.

If you hold your shares in street name and do not vote, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Special Meeting.

HAS THE BOARD OF DIRECTORS MADE A RECOMMENDATION REGARDING THE MATTERS TO BE ACTED UPON AT THE SPECIAL MEETING?

Yes. Our board of directors recommends that you cast your vote:

1.	“FOR” the approval of the Amendment Proposal;

2	“FOR” the approval of the Share Issuance Proposal; and

3.	“FOR” the approval of the Adjournment Proposal.

CAN I CHANGE MY VOTE OR REVOKE MY VOTE IF I VOTE BY PROXY?

Yes. As a stockholder of record, if you vote by proxy, you may revoke that proxy at any time before it is voted at the Special Meeting. You may revoke your proxy by doing any of the following:

1.	Delivering a written notice that you are revoking your proxy to our Corporate Secretary at the address indicated prior to 11:59PM Eastern Time, August 28, 2025 (the “Deadline”).

2.	Signing and delivering another properly completed proxy card with a later date but before the Deadline.

3.	Voting again via internet by no later than the Deadline.

4.	Attending the Special Meeting and vote at the meeting. Simply attending the meeting will not, by itself, revoke your proxy.

Any written notice of revocation should be delivered to:

Flux Power Holdings, Inc.

Attn: Corporate Secretary

2685 S. Melrose Drive

Vista, California 92081

If your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE SPECIAL MEETING?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in our Current Report on Form 8-K within four (4) business days following the Special Meeting.

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ARE DISSENTER’S OR APPRAISAL RIGHTS AVAILABLE WITH RESPECT TO ANY OF THE PROPOSALS TO BE VOTED ON AT THE SPECIAL MEETING?

No dissenter’s or appraisal rights are available with respect to any of the proposals to be voted on at the Special Meeting.

ARE THERE ANY Interest of Officers and Directors in Matters to Be Acted Upon?

Krishna Vanka, our Chief Executive Officer and director, Kevin Royal, our Chief Financial Officer, Jeffrey Mason, our Vice President of Operations, and Michael Johnson, our director, are participating in the Private Placement on the same terms as the other investors in the Private Placement, and will have an interest in the approval of the Amendment Proposal and Share Issuance Proposal.

Except as disclosed above, none of the Company’s officers or directors has any interest in any of the matters to be acted upon, except to the extent that a director or officer is a stockholder of our Common Stock, or may become a stockholder of the Series A Preferred Stock, Common Warrant or Prefunded Warrant or Common Stock acquired upon conversion of or exercise thereof, by participation in the Private Placement on the same terms as the other investors in the Private Placement. For further information regarding the Private Placement, please refer to page [    ] of this Proxy Statement.

PROPOSAL 1 – THE AMENDMENT PROPOSAL

General

Our Board has unanimously adopted a resolution approving the amendment and restatement of the Company’s Amended and Restated Articles of Incorporation as amended and currently in effect (the “Articles”) to, among other things, (i) increase the aggregate number of authorized shares of preferred stock from 500,000 to 3,000,000, $0.001 par value per share (“Preferred Stock”), (ii) grant the Board authority to fix the rights and preferences of the preferred stock by resolution from time to time (the “Blank Check Preferred Stock”), and (iii) designate 1,000,000 shares of Preferred Stock as “Series A Convertible Preferred Stock”, $0.001 par value per share (the “Series A Preferred Stock”), with rights, preferences, privileges and restrictions all as set forth in the Second Amended and Restated Certificate of Incorporation (the “Restated Articles”)

The full text of the proposed Restated Articles is attached to this proxy statement as Appendix A. However, the text of the proposed Restated Articles is subject to revision to include such changes as may be required by the Secretary of State of the State of Nevada and as our board of directors deems necessary and advisable to effect the proposed amendment and restatement of our Articles. If approved by our stockholders, we intend to file the Restated Articles with the Secretary of State of Nevada as soon as practicable following the Special Meeting, and the Restated Articles will be effective upon filing.

The Blank Check Preferred Stock

Purpose of the Blank Check Preferred Stock

Our Articles currently has 500,000 shares of preferred stock authorized of which none are issued and outstanding. Our Board has determined that it is advisable to amend the Articles to increase the number of authorized shares of preferred stock from 500,000 to 3,000,000 and to allow the Board the right to determine the rights and preferences of the preferred stock in its discretion to provide flexibility with its capital raising efforts.

Our Board believes it is in the best interest of our Company to increase the number of authorized shares of our preferred stock to give us greater flexibility in considering and planning for imminent and future potential business needs, capital raising purposes or other general corporate transactions. Increasing the authorized number of shares of our preferred stock will give us greater flexibility and will allow us to issue such shares in most cases without the expense of delay of seeking stockholder approval. The Board believes that the Blank Check Preferred Stock will provide maximum financial and strategic flexibility with respect to future financing transactions. The Board believes that having Blank Check Preferred stock will be attractive for investors and could be used as a means of raising capital, where the terms of those securities being negotiated and tailored to meet the needs of both investors and the Company.

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Rights of Blank Check Preferred Stock

The proposed Blank Check Preferred Stock will not have any effect on the par value per share of our preferred stock. However, the creation of a series of preferred stock and issuance of such shares of preferred stock will affect holders of our common stock. The Company currently only has one class of stock, common stock issued and outstanding. All of the holders of common stock have the same rights.

If the Amendment Proposal is approved, the Board could issue up to a total of 3,000,000 shares of preferred stock in one or more series. The Board would be able to establish the number of shares to be included in each such series and issue the additional shares of authorized preferred stock with such designations, preferences and relative, participating, optional, conversion or other special rights (if any) of such series and the qualifications, limitations or restrictions (if any) thereof, as the Board may in the future establish by resolution(s). No vote of the holders of our common stock or preferred stock would be required for the creation or issuance of a series of preferred stock, unless otherwise expressly required by the Articles, the preferred stock designation creating any series of preferred Stock, or to the extent required by the Nevada Revised Statutes or Nasdaq (“Required Approval”). The Board could authorize the issuance of preferred stock with voting or conversion rights that could dilute the voting power or rights of the holders of common stock. In addition, the issuance of preferred stock could, among other things, have the effect of delaying, deferring or preventing a change in control of the Company and might harm the market price of our common stock.

As discussed above, if the Amendment Proposal is approved by the stockholders, the Board will have the power and discretion to specify the rights, preferences and restrictions of series of preferred stock, subject to any Required Approval. Such rights associated with the preferred stock will not be identical to the rights associated with our common stock. If our Board issues shares of preferred stock, existing stockholders of common stock will not have any preferential rights to purchase any newly authorized shares of preferred stock solely by virtue of their ownership of shares of our common stock. In addition, the rights of holders of preferred shares may be superior to the rights of holders of our common stock. Holders of preferred stock will be entitled to receive, when, as, and if declared by our Board, the dividends, whether cash or in-kind or in shares of additional securities of the Company, at the rates and on the dates established by such series of preferred stock. Dividend rates may be fixed or variable or both. Different series of preferred stock may be entitled to dividends at different dividend rates or based upon different methods of determination. The Board could authorize the issuance of preferred stock with voting or conversion rights that are superior to the rights of holders of common stock and issuance of such preferred stock could dilute the voting power or rights of the holders of common stock. The particular terms of any series of preferred stock may among others terms include the following which is not an exhaustive list:

●	the number of shares of the preferred stock being designated;

●	the title and liquidation preference per share of the preferred stock;

●	the purchase price of the preferred stock;

●	the dividend rate or method for determining the dividend rate;

●	the dates on which dividends will be paid;

●	whether dividends on the preferred stock will be cumulative or noncumulative and, if cumulative, the dates from which dividends shall commence to accumulate;

●	any redemption or sinking fund provisions applicable to the preferred stock;

●	designation of voting rights that may be senior or superior to those of held by holders of Common Stock; and/or

●	any additional dividend, liquidation, redemption, sinking fund, ant-dilution rights, conversion rights, rights to participate in future financings, protective rights and other rights, restrictions and terms applicable to the preferred stock.

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The Series A Preferred Stock and Private Placement

Background and Purpose

On January 31, 2025, we received a notice (the “January Notice”) from Nasdaq notifying us that based on our stockholders’ equity deficit of $194,000 as reported in our Form 10-K for the fiscal year ended June 30, 2024, we no longer complied with Nasdaq Listing Rule 5550(b)(1), which requires us to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing on Nasdaq (the “Stockholders’ Equity Requirement”). Pursuant to the January Notice, the Company submitted a plan to regain compliance on March 17, 2025, which included certain proposed actions to be taken by the Company to explore additional sources of income, to increase its stockholders’ equity through additional capital raises and/or equity lines of credit as needed, and requesting an extension through July 30, 2025, which is 180 days from the date of the Stockholders’ Equity Notice to regain compliance of the Stockholders’ Equity Requirement.

On July 31, 2025, the Company received a determination letter from the Staff notifying the Company that based on the Company’s most recent disclosure, the Company’s stockholders’ equity was ($4,372,000) as of March 31, 2025 and that the Staff had determined that the Company had not regained compliance with the Stockholders’ Equity Requirement. The Staff has informed the company that trading of the Company’s common stock will be suspended at the opening of business on August 11, 2025, unless the Company requests an appeal of the Staff’s determination to a Nasdaq Hearings Panel (the “Panel”). The Company will request an appeal hearing with the Panel.

In efforts to regain compliance under the Nasdaq Listing Rules and to remain listed on Nasdaq, we explored financing opportunities available to us and various avenues to raise equity capital.

Private Placement of Prefunded Warrants and Common Warrants

In efforts to raise funds to satisfy the Stockholders’ Equity Requirement and to support operations, on July 18, 2025, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchaser(s)”) for an initial aggregate amount of approximately $2.9 million, pursuant to which the Company agreed to sell up to an aggregate of $5,000,000 in Prefunded Warrants (the “Prefunded Warrants”) at a purchase price equal to $19.369 per warrant (the “Original Purchase Price”). Each Prefunded Warrant entitles the holder to purchase shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) for $0.001 per share. Purchasers of Prefunded Warrants will also be issued an additional five (5) year warrant to purchase a number of shares of common stock, par value $0.001 per share (the “Common Stock”) equal to fifty percent (50%) of the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock (the “Common Warrants,” and together with the Prefunded Warrants, the “Warrants” and collectively the “Private Placement”). Each Common Warrant will have an exercise price equal to the 20-day VWAP per share of Common Stock immediately preceding the Closing of the Private Placement (subject to adjustment therein), are exercisable immediately following issuance and have a term of five (5) years from the initial issuance date. The purchase price can be paid in cash or, in lieu of cash, cancellation of existing debt by the Company. The Company plans to use the net proceeds from the Private Placement for general corporate purposes and growth capital.

The Closing of the Private Placement is subject to the satisfaction of customary closing conditions (the “Closing”) including, but not limited to, obtaining the approval by the holders of a majority of all of the outstanding shares of Common Stock (the “Requisite Approval”) for the Amendment Proposal and the Share Issuance Proposal.

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Rights of Series A Preferred Stockholder

The Series A Preferred Stock Amendment was created in connection with the Private Placement. Although there are no shares of Series A Preferred Stock currently issued and outstanding, the Company intends to issue the Prefunded Warrants upon closing of the Private Placement. Upon issuance and effectiveness of the Restated Articles, the Prefunded Warrants can be exercisable to purchase shares of Series A Preferred Stock. The authorization and issuance of the shares Series A Preferred Stock is not in any way related to any plans or intentions to enter into a merger, consolidation, acquisition or similar business transaction. As more fully hereinafter set forth in the Information Statement, the issuance of shares of Series A Preferred Stock will afford the Series A Stockholders the rights and preferences set forth in the Restated Articles.

The Series A Preferred Stock have the following rights, features, privileges and limitations (in pertinent part) which has been summarized. The shares of Series A Preferred Stock have material rights that are superior to the rights of holder of Common Stock. We urge you to carefully review Article VI of the Restated Articles attached hereto as Appendix A in its entirety.

Rank. With respect to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, all shares of Series A Preferred Stock rank senior to all the Common Stock and any other class of securities that is specifically designated as junior to the Series A Preferred Stock (“Junior Securities”).

Voting Rights. The holders of shares of Series A Preferred Stock have a right to vote as a single class with the holders of Common Stock on an as-if-converted-to-Common-Stock-basis. Additionally, as long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without the affirmative vote or written consent of the holders of at least two-thirds of the then outstanding shares of Series A Preferred Stock (the “Majority Holders”): (i) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock; (ii) amend its Articles of Incorporation or bylaws in any manner that adversely affects any powers, preferences or rights of the Series A Preferred Stock; (iii) authorize any increase in the number of shares of Series A Preferred Stock or issue any additional shares of Series A Preferred Stock, (iv) amend the definition of Liquidation Value (as defined below), or (v) amend the rate at which or the manner in which dividends on the Series A Preferred Stock accrue or accumulate or the times at which such dividends become payable pursuant under the Restated Articles.

Dividends. The holders of each share of the Series A Preferred Stock then outstanding is entitled to receive cumulative cash dividends, at the annual dividend rate of 8.0%, out of any funds and assets of the Company legally available therefor, prior and in preference to any declaration or payment of any dividend payable on the Common Stock or any other Junior Securities, payable quarterly on the last day of March, June, September, and December of each year (“Dividend Date”). Such dividends accrue from the date on which such share is issued and outstanding and thereafter will be deemed to accrue from day to day whether or not earned or declared and whether or not there exists profits, surplus, or other funds legally available for the payment of dividends, and will be cumulative so that, if such dividends on the Series A Preferred Stock will not have been paid, or declared and set apart for payment, the deficiency will be fully paid or declared and set apart for payment before any dividend will be paid or declared or set apart for the Common Stock or any Junior Securities. Such cumulative dividends will be payable only if, as, and when declared by the Board; provided, however, that such cumulative dividends, if declared or if accrued but undeclared, will be automatically payable, upon any liquidation event described in the Restated Articles. In addition, each dividend may be paid either in kind in the form of additional shares of Series Preferred Stock or in cash, at the option of the Company on the respective Dividend Date pursuant to the terms set forth in the Restated Articles; provided, however, that dividends may only be paid to the extent permitted under applicable law out of funds legally available therefor.

Liquidation, Dissolution, or Winding Up. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), bankruptcy event, or change of control, the holders of shares of Series A Preferred Stock will be entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to the liquidation value of $19.369 (adjusted for any stock splits, stock dividends, recapitalizations, or similar transaction with respect to the Series A Preferred Stock) (“Liquidation Value”) for each share of Series A Preferred Stock before any distribution or payment will be made to the holders of any Junior Securities, and if the assets of the Company will be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of shares of Series A Preferred Stock will be ratably distributed among such holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. Notwithstanding anything herein to the contrary, until such time as the Series A Preferred Stock is paid in full hereunder, the holders of shares of Series A Preferred Stock will have the right to convert the Series A Preferred Stock pursuant to the terms of the Restated Articles.

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Conversion Rights.

Optional Conversion. Subject to the provisions of Section 8 of the Restated Articles, at any time and from time to time on or after the Initial Closing Date, any holder of Series A Preferred Stock shall have the right by written election to the Company to convert all or any portion of the outstanding shares of Series A Preferred Stock held by such holder along with the aggregate accrued or accumulated and unpaid dividends thereon into an aggregate number of shares of Common Stock as is determined by (i) multiplying the number of Shares to be converted by the Liquidation Value thereof, (ii) adding to the result all accrued and accumulated and unpaid dividends on such Shares to be converted, and then (ii) dividing the result by the Conversion Price in effect immediately prior to such conversion. The initial conversion price per share of Series A Preferred Stock (the “Conversion Price”) shall be equal to 120% of the 20-Day VWAP per share of Common Stock, subject to customary adjustments as applicable.

Automatic Conversion. Subject to the provisions of the Restated Articles, upon the conversion of the Shares by the Majority Holders, (ii) at the date and time indicated by the affirmative vote or written consent (received by the Company) of the Majority Holders to the conversion of all then outstanding Series A Preferred Stock, or (iii) on the fifth (5th) anniversary of the initial closing date in which the Prefunded Warrants are first issued to holders of such securities (“Initial Closing Date”), all of the outstanding shares of Series A Preferred Stock held by stockholders shall automatically convert along with the aggregate accrued or accumulated and unpaid dividends thereon into an aggregate number of shares of Common Stock as is determined by (i) multiplying the number of shares of Series A Preferred Stock to be converted by the Liquidation Value thereof, (ii) adding to the result all accrued and accumulated and unpaid dividends on such shares to be converted, and then (ii) dividing the result by the applicable Conversion Price then in effect.

Adjustments to Conversion Price and Conversion Shares.

Issuance of Securities. Subject to certain exceptions and certain excluded issuances, in order to prevent dilution of the conversion rights granted under the Restated Articles, the Conversion Price and the number of shares of Common Stock issuable on conversion of the shares of Series A Preferred Stock are subject to adjustment from time to time, which includes but is not limited to, adjustments, if the Company issues or is deemed to have issued or sold, any shares of Common Stock without consideration or for consideration per share less than the Conversion Price in effect immediately prior to such issuance or sale (or deemed issuance or sale), then immediately upon such issuance or sale (or deemed issuance or sale), the Conversion Price in effect immediately prior to such issuance or sale (or deemed issuance or sale) will reduced (and in no event increased) to a Conversion Price equal to the quotient obtained by dividing: (i) the sum of (A) the product obtained by multiplying the Common Stock Deemed Outstanding immediately prior to such issuance or sale (or deemed issuance or sale) by the Conversion Price then in effect plus (B) the aggregate consideration, if any, received by the Company upon such issuance or sale (or deemed issuance or sale); by (ii) the sum of (A) the Common Stock Deemed Outstanding immediately prior to such issuance or sale (or deemed issuance or sale) plus (B) the aggregate number of shares of Common Stock issued or sold (or deemed issued or sold) by the Company in such issuance or sale (or deemed issuance or sale). “Common Stock Deemed Outstanding” means, at any given time, the sum of (a) the number of shares of Common Stock actually outstanding at such time, plus (b) the number of shares of Common Stock issuable upon exercise of Options (as defined in the Restated Articles) actually outstanding at such time, plus (c) the number of shares of Common Stock issuable upon conversion or exchange of Convertible Securities actually outstanding at such time (treating as actually outstanding any Convertible Securities issuable upon exercise of Options actually outstanding at such time), in each case, regardless of whether the Options or Convertible Securities are actually exercisable at such time; provided, that Common Stock Deemed Outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly owned subsidiaries.

In addition, upon any and each adjustment of the Conversion Price as a result of the forgoing, the number of Conversion Shares issuable upon the conversion of the Series A Preferred Stock immediately prior to any such adjustment shall be increased to a number of Conversion Shares equal to the quotient obtained by dividing: (i) the product of (A) the Conversion Price in effect immediately prior to any such adjustment multiplied by (B) the number of Conversion Shares issuable upon conversion of the Series A Preferred Stock immediately prior to any such adjustment; by (ii) the Conversion Price resulting from such adjustment.

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Dividend, Subdivision, or Combination of Common Stock. If the Company shall, at any time or from time to time after the Initial Closing Date, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock or in Options or Convertible Securities, or (ii) subdivide (by any stock split, recapitalization, or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to any such dividend, distribution, or subdivision shall be proportionately adjusted and the number of Conversion Shares issuable upon conversion of the Series A Preferred Stock shall be proportionately adjusted.

Reorganization, Reclassification, Consolidation, or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 8.7(e)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock, each Share of Series A Preferred Stock shall, immediately after such reorganization, reclassification, consolidation, merger, sale, or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Conversion Shares then convertible for such Share, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which such Share would have been entitled upon such reorganization, reclassification, consolidation, merger, sale, or similar transaction if the Share had been converted in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale, or similar transaction and acquired the applicable number of Conversion Shares then issuable hereunder as a result of such conversion (without taking into account any limitations or restrictions on the convertibility of such Share, if any); and, subject to, appropriate adjustments required under the Restated Articles.

The above description of the Series A Preferred Shares is qualified in its entirety by reference full text of the proposed amendment to our Articles is attached to this proxy statement as Appendix A. We urge you to carefully review Article VI of the Restated Articles attached hereto as Appendix A in its entirety.

Impact on Holders of Common Stock

While the ability of the Board to issue shares of Blank Check Preferred Stock, other than shares of the Series A Preferred Stock, cannot be precisely determined unless and until the Board designates the rights, privileges, and preferences to attach to some or all of the authorized shares of Blank Check Preferred stock, it is likely that any series of preferred stock so designated will have one or more material features that are superior to our shares of Common Stock. of the holders of Common Stock. As discussed above and notwithstanding the rights of the Series A Preferred Stock, the Board could authorize the issuance of preferred stock with voting or conversion rights that are superior to the rights of holders of Common Stock and issuance of such preferred stock could dilute the voting power or rights of the holders of Common Stock. With the exception of the shares of Series A Preferred Stock to be issued upon exercise of the Prefunded Warrant pursuant to the Securities Purchase Agreement, there are currently no other agreements of the Company pursuant to which the Board would authorize and issue preferred stock and there are not currently any plans, discussions or negotiations to do so.

The Series A Preferred Stock will have one or more material features that are superior to our shares of Common Stock. Among other things, the Series A Preferred Stock have certain voting powers that our holders of Common Stock do not have and holders of shares of Series A Preferred Stock will have conversion rights that are superior to the rights of holders of Common Stock which issuance could dilute the voting power or rights of the holders of Common Stock. In addition, holders of shares of Series A Preferred Stock will have special voting rights, liquidation rights, dividend rights, and anti-dilutive protection under the Restated Articles, which our holders of Common Stock do not and will not have (see “Rights of Series A Preferred Stockholder”).

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Effects of Amendment Proposal

Due to the volatility of our Common Stock, the Board has discussed various measures that we can take, including a shareholder rights plan and the use of Blank Check Preferred Stock, to deal with potential threats of hostile takeovers. However, the Amendment Proposal was not done with the purpose or intention of using such shares for anti-takeover purposes, such as to oppose a hostile takeover attempt or to delay or prevent a change in control of the Company that our Board does not support, however we could use the Blank Check Preferred Stock for such purpose. Although the Amendment Proposal has not been prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that the Amendment Proposal could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which stockholders of the Company might otherwise receive a premium for their shares over then current market prices. However, the Board has a fiduciary duty to act in the best interests of the Company’s stockholders at all times.

Although the Amendment Proposal is not motivated by anti-takeover concerns and is not considered by our Board to be an anti-takeover measure, the availability of additional authorized shares of preferred stock could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult or time-consuming. For example, shares of preferred stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board determines is not in the best interests of our stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of the Company. Such shares of preferred stock could also be granted super-voting rights that could further inhibit the ability of a person seeking to obtain control of the Company. In certain circumstances, the issuance of preferred stock without further action by the stockholders may have the effect of delaying or preventing a change in control of the Company, may discourage bids for our Common Stock at a premium over the prevailing market price and may adversely affect the market price of our Common Stock. As a result, the issuance of preferred stock could render more difficult and less likely a hostile takeover of the Company by a third-party, or a tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over the Company or of any present attempt to acquire a large block of our Common Stock. We do not have any present intention to use the issuance of preferred stock as an anti-takeover mechanism.

Risks of Not Approving This Proposal

If the stockholders do not approve this proposal, we will continue to have 500,000 authorized shares of preferred stock. The Board will not be able to establish the number of shares to be included in each such series and issue the additional shares of authorized preferred stock with such designations, preferences and relative, participating, optional, conversion or other special rights (if any) of such series and the qualifications, limitations or restrictions (if any) thereof, without stockholder approval. This could adversely impact our ability to raise necessary funds to meet Nasdaq’s Stockholders’ Equity Requirement, or to operate and continue business and to pursue opportunities in which shares of our preferred stock could be issued that our Board may determine would otherwise be in the best interest of the Company and our stockholders, including financing and strategic transaction opportunities, as described above under “Purpose of the Blank Check Preferred Stock.”

In addition, the Closing of the Private Placement is subject to our obtaining the Requisite Approval to amend and restate our current Articles to (i) increase the number of authorized shares of preferred stock from 500,000 to 3,000,000 and to authorize the issuance of 3,000,000 Blank Check Preferred Stock, and (ii) to create and set forth the rights, preferences and limitations of the Series A Preferred Stock. Without the Requisite Approval, we will not be able to consummate the Private Placement which would adversely impact our ability to raise necessary funds to meet Nasdaq’s Stockholders’ Equity Requirement and to evidence our ongoing compliance with Nasdaq’s continued listing requirements.

If this proposal is not approved by our stockholders, our Articles will continue as currently in effect. However, in the event that this proposal is not approved, we intend to adjourn this meeting to solicit additional votes for approval of this proposal or continue to seek stockholder approval at subsequent meetings at our expense.

No Dissenters’ or Appraisal Rights

Under the Nevada Revised Statutes, our stockholders are not entitled to dissenters’ or appraisal rights with respect to the proposed Blank Check Preferred Amendment and the change to our Articles and we will not independently provide our stockholders with any such rights.

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Vote Required

If a quorum is present at the Special Meeting, this proposal will be approved by our stockholders if a majority of the outstanding shares of our common stock vote “FOR” this proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. Abstentions and broker non-votes will have the same effect as an “AGAINST” vote on this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT PROPOSAL.

PROPOSAL 2 – THE SHARE ISSUANCE PROPOSAL

General

We are subject to the rules of Nasdaq and under Nasdaq Listing Rule 5635(d), which requires us to obtain stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of Common Stock (or securities convertible into or exchangeable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power of such company outstanding before the issuance (the “20% Cap”) for a price that is less than the lower of: (i) the closing price of the commons stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.

We believe that the Securities issuable in connection with the Private Placement will exceed the 20% Cap, and therefore, we are submitting this Share Issuance Proposal to our stockholders for their approval of the potential issuance of shares of our Common Stock, or securities convertible into our Common Stock, upon conversion of the Series A Preferred Stock or upon exercise of the Common Warrants issued in connection with the Private Placement.

The issuance of the Securities would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. The holders of our Series A Preferred Stock will not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock. However, the shares of Series A Preferred Stock have anti-dilution protection against issuance of securities by the Company in certain incidences, such as below Conversion Price.

Although, we do not have any present intention to issue the Securities or to use the issuance of the Securities as an anti-takeover mechanism, the issuance of shares of the Securities could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

We are not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions comprising the Private Placement. We are only seeking approval to issue of the potential issuance of shares of our Common Stock, or securities convertible into our Common Stock, upon conversion of the Series A Preferred Stock or upon exercise of the Common Warrants issued in connection with the Private Placement, which may exceed the 20% Cap. Additionally, if our stockholders do not approve this proposal, then we intend to adjourn this meeting to solicit additional votes for approval of this proposal or continue to seek stockholder approval at subsequent meetings at our expense.

Vote Required

If a quorum is present at the Special Meeting, this proposal will be approved if it receives “FOR” votes from the holders of majority of shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter. Abstentions will have the same effect as an “AGAINST” vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal.

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Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE SHARE ISSUANCE PROPOSAL

PROPOSAL 3 – THE ADJOURNMENT PROPOSAL

General

In this proposal, we are asking our stockholders to authorize us to adjourn the Special Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event there are not sufficient votes to approve Proposal 1 (Amendment Proposal) or Proposal 2 (Share Issuance Proposal) as described in this Proxy Statement at the Special Meeting. If our stockholders approve this proposal, we could adjourn the Special Meeting without a vote on Proposal 1 or Proposal 2 to solicit additional proxies and/or to seek to convince stockholders to change their votes in favor of such proposal(s).

If it is necessary or advisable to adjourn the Special Meeting, no notice of any adjournment of less than sixty (60) days is required to be given if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

This proposal requires an affirmative vote of at least a majority of the shares present at the Special Meeting and entitled to vote, either in person or by proxy. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal 3. Abstentions will have the same effect as a vote “AGAINST” Proposal 3. Broker non-votes, if any, will have no effect on the outcome of Proposal 3.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Principal Stockholders and Management

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Exchange Act, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable. As of July 14, 2025, we had a total of 16,835,698 shares of Common Stock issued and outstanding.

The following table sets forth, as of July 14, 2025, information concerning the beneficial ownership of shares of our Common Stock held by our directors, our named executive officers, our directors and executive officers as a group, and each person known by us to be a beneficial owner of more than five percent (5%) of our outstanding Common Stock. Unless otherwise indicated, the business address of each of our directors, executive officers and beneficial owners of more than five percent (5%) of our outstanding Common Stock is c/o Flux Power Holdings, Inc., 2685 S. Melrose Drive, Vista, California 92081. Each person has sole voting and investment power with respect to the shares of our Common Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of Common Stock, except as otherwise indicated.

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Name and Address of Beneficial Owner (1)	Shares Beneficially Owned	% of Ownership
Officers and Directors
Michael Johnson, Director	[ ](2)	[ ]
Krishna Vanka, Chief Executive Officer, President, and Director	[ ](3)	[ ]
Kevin S. Royal, Chief Financial Officer and Secretary	[ ](4)	[ ]
Jeffrey C. Mason, Vice President of Operations	[ ](5)	[ ]
Mark F. Leposky, Director	[ ](6)	[ ]
Lisa Walters-Hoffert, Director	[ ](7)	[ ]
Dale Robinette, Director	[ ](8)	[ ]
All Officers and Directors as a group (7 people)

5% Stockholders
Esenjay Investments LLC	[ ](2)	[ ]
Cleveland Capital Management L.L.C.	1,404,032 (9)	8.3%
1250 Linda Street, Suite 304
Rocky River, OH 44116
Formidable Asset Management, LLC	3,274,325 (10)	19.4%
221 E Fourth Street, Suite 2700
Cincinnati OH 45202

* Represents less than 1% of shares outstanding.

(1)	All addresses above are 2685 S. Melrose Drive, Vista, California 92081, unless otherwise stated.
(2)	Includes (i) [ ] shares of Common Stock held by Mr. Johnson and 4,148,680 shares of Common Stock held by Esenjay Investments LLC, of which Mr. Johnson is the sole director and beneficial owner, (ii) [ ] shares of Common Stock issuable to Mr. Johnson upon exercise of stock options within 60 days, and (iii) [ ] shares of Common Stock issuable upon vesting of restricted stock units within 60 days.
(3)	Mr. Vanka was appointed Chief Executive Officer, President and director on March 10, 2025.
(4)	Includes [ ] shares of Common Stock issuable upon exercise of stock options within 60 days.
(5)	Includes [ ] shares of Common Stock and [ ] shares of Common Stock issuable upon exercise of stock options within 60 days.
(6)	Includes [ ] shares of Common Stock issuable upon vesting of restricted stock units within 60 days.
(7)	Includes [ ] shares of Common Stock, 3,948 shares of Common Stock issuable upon exercise of stock options within 60 days, and [ ] shares of Common Stock issuable upon vesting of restricted stock units within 60 days.
(8)	Includes [ ] shares of Common Stock, [ ] shares of Common Stock issuable upon exercise of stock options within 60 days, and [ ] shares of Common Stock upon vesting of restricted stock units within 60 days.
(9)	Based on Amendment No. 8 to Schedule 13G filed jointly by Cleveland, Rocky River Specific Opportunities Fund LLC, Wade Massad, John Shiry and Cleveland Capital Management, L.L.C. with the SEC on February 14, 2025, reporting information as of December 31, 2024. Reflects 1,404,032 shares of Common Stock held by certain private funds managed by Cleveland Capital Management, L.L.C., or by its principals, and hold shared voting and dispositive power with respect to such shares. Excludes (i) 41,150 shares of Common Stock individually held by Mr. Massad and (ii) 50,000 shares of Common Stock individually held by Mr. Shiry.
(10)	Based on Schedule 13D filed by Formidable Asset Management, LLC with the SEC on October 31, 2023. Reflects (i) 548,226 shares of Common Stock held by Formidable Asset Management, LLC, and (ii) 2,726,099 shares of Common Stock held by certain accounts managed by Formidable Asset Management, LLC, and hold shared voting and dispositive power with respect to such shares.

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STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

Stockholder Nominations of Directors

Stockholders may propose candidates for board membership by providing timely written notice to Flux Power Holdings, Inc., Attn: Corporate Secretary, 2685 S. Melrose Drive, Vista, California 92081. To be timely, a stockholder’s written notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred twenty days (120) days and not more than one hundred fifty days (150) days before the anniversary of the date that the Corporation delivered its proxy materials for the prior year’s annual meeting; provided, however, that in the event that no annual meeting was held in the preceding year or the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the date of the annual meeting was mailed or publicly disclosed. Accordingly, with respect to our 2026 Annual Meeting, written notice shall be delivered to or mailed and received by the Corporate Secretary at the principal executive offices of the Corporation as early as November 17, 2025, but no later than December 17, 2025, unless changed by more than thirty (30) days from May 28, 2026, which is the anticipated day of the anniversary of the mailing of the Corporation’s definitive proxy statement for the 2025 Annual Meeting.

Such stockholder’s notice should provide as to each person whom such stockholder proposed to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to regulation 14A under the Exchange Act (including each such person’s written consent to serve as a director if elected), and (b) such information as required pursuant to Section 16 of Article III of our Amended and Restated Bylaws, which can be found at: https://www.sec.gov/Archives/edgar/data/1083743/000121478212000041/ex3-1.htm.

In addition, the Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of that proposed nominee to serve as a director of the Corporation.

Submission of Stockholder Proposals for Inclusion in Next Year’s Annual Meeting Proxy Statement

A stockholder who wishes to have a proposal be included in our proxy statement and form of proxy relating to the 2026 Annual Meeting of Stockholders, must deliver a written copy of their proposal not less than sixty (60) calendar days nor more than ninety (90) calendar days before the anniversary date of the date that the Corporation delivered its proxy materials for the prior year’s annual meeting. If the date of next year’s annual meeting is changed by more than thirty (30) days from the date of this year’s meeting, then the notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the date of the meeting was mailed or publicly disclosed. Proposals must also comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Exchange Act, and the Amended and Restated Bylaws of the Corporation in order to be included in our proxy materials. Accordingly, with respect to our 2026 Annual Meeting, a written copy of a stockholder proposal shall be delivered to or mailed and received by the Corporate Secretary at the principal executive offices of the Corporation as early as January 16, 2026, but no later than February 15, 2026, unless changed by more than thirty (30) days from May 28, 2026, which is the anticipated day of the anniversary of the Corporation’s 2025 Annual Meeting.

Rule 14a-8

Pursuant to our Amended and Restated Bylaws, the submission of stockholder nominations and stockholder proposals described above shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. Under Rule 14a-8, the deadline to submit a proposal is not less than one hundred twenty (120) days before the date of the Corporation’s proxy statement was mailed to stockholders in connection with the 2025 Annual Meeting. However, if the date of the 2026 Annual Meeting has been changed by more than thirty (30) days from the date of the prior year’s annual meeting, then the deadline is a reasonable time before the Corporation begins to print and send its proxy materials.

In addition, there are additional requirements that a stockholder must satisfy to submit a proposal under Rule 14a-8. Therefore, the Corporation strongly encourages stockholders who wish to submit a proposal or nomination to seek independent counsel. The Corporation will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaws and Rule 14a-8 requirements. The Corporation reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

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Mailing Instructions

Stockholder written proposals should be delivered to Flux Power Holdings, Inc., c/o Corporate Secretary, 2685 S. Melrose Drive, Vista, California 92081. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

ADDITIONAL INFORMATION

Available Information

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

Annual Report

Any person who was a beneficial owner of our Common Stock on the Record Date may request a copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules, and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as our stockholder on such Record Date. Requests should be directed to Flux Power Holdings, Inc., Attention: Corporate Secretary, 2685 S. Melrose Drive, Vista, California 92081.

Electronic Delivery of Stockholder Communications

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via email. With electronic delivery, you will be notified via email as soon as future annual reports and proxy statements are available via the internet, and you can submit your stockholder votes online or by telephone. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

●	Registered Owner (you hold our Common Stock in your own name through our transfer agent, Issuer Direct Corporation, or you are in possession of stock certificates): Please deliver written request to Corporate Secretary, at investor@fluxpower.com, or mail to written requests to Flux Power Holdings, Inc., Attention: Corporate Secretary, 2685 S. Melrose Drive, Vista, California 92081.

●	Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.

Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our Common Stock may contact Issuer Direct Corporation, our transfer agent, through its website at www.issuerdirect.com or by phone at (801) 272-9294.

Delivery of Proxy Statement and Requested Proxy Materials to Households

The SEC has adopted rules that allow a company to deliver a single proxy statement or other proxy materials to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders will receive only one copy of our proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may contact Corporate Secretary, orally by telephone (877) 505-3589, by email at investor@fluxpower.com or in writing to Flux Power Holdings, Inc., 2685 S. Melrose Drive, Vista, California 92081. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within thirty (30) days of our receipt of such revocation.

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Upon written or oral request, we will promptly deliver a separate copy of our proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy our proxy materials, you may write to our Corporate Secretary at the address provided above.

Any stockholders who share the same address and receive multiple copies of proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Investor Relations department at the address or telephone number listed above.

OTHER MATTERS

As of the date of this proxy statement, we do not know of any matters to be submitted to the stockholders at the Special Meeting, other than the proposals referred to in this proxy statement. If any other matters properly come before the stockholders at the Special Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with their best judgment.

By Order of the board of directors

By:
Krishna Vanka,
August [ ], 2025		Chief Executive Officer and President

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APPENDIX A

Second Amended and Restated Articles of Incorporation

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SECOND AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

FLUX POWER HOLDINGS, INC.

Pursuant to the provisions of Sections 78.195, 78.207, 78.390 and 78.403 of the Nevada Revised Statutes (as amended from time to time, the “NRS”), the undersigned hereby certifies as follows:

1. The name of the corporation is Flux Power Holdings, Inc. (the “Corporation”). The Corporation’s Nevada Business Identification Number is NV19981335128.

2. The Corporation’s Articles of Incorporation was originally filed in the office of the Secretary of State of the State of Nevada on September 21, 1998, and was subsequently amended and restated on February 18, 2015 (as amended and restated, the “Original Articles”), and further amended on August 10, 2018 and May 28, 2025 (together, the “Certificates of Amendment”). The Corporation additionally filed a Certificate of Change on July 9, 2019 (the “Certificate of Change”).

3. These Second Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”), which restate and amend, in all respects, the provisions of the Original Articles and the Certificates of Amendment, were duly approved by the stockholders of the Corporation in accordance with the provisions of Section 78.390 of the NRS.

4. The text of the Original Articles and the Certificates of Amendment are hereby restated and amended in their entirety to read as follows:

Article I

The name of the corporation is Flux Power Holdings, Inc.

Article II

The principal place of business of the corporation shall be in the County of Clark and in the State of Nevada, but the Board of Directors shall designate other places, either within or without the State of Nevada, where other offices may be established and maintained and where corporate business may be transacted.

Article III

Omitted

Article IV

The purpose for which this corporation is organized is the transaction of any and all lawful business for which corporation may be incorporated under the laws of the State of Nevada, as they may be amended from time to time, and specifically, but not in limitation thereof for the purpose of developing genetically engineered agricultural and cloning a variety of nursery crops.

Article V

There are no limitations of the powers of the corporation.

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Article VI

A. Authorized Capital Stock. The corporation shall have authority to issue seventy-five million (75,000,000) shares of Common Stock at par value of $0.001 per share; and three million (3,000,000) shares of preferred stock at a par value of $0.001 (“Preferred Stock”).

B. Rights, Preferences, Privileges and Restrictions of Preferred Stock. Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. With the exception of the Series A Convertible Preferred Stock, the terms of which are set forth herein under Article VI(C), the board of directors is hereinafter vested with the authority to fix by resolution or resolutions, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. With the exception of the Series A Convertible Preferred Stock, before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the Board, and establishing the voting powers, designations, preferences, the relative, participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the Board to be issued shall be made and signed by an officer of the Corporation and filed in the manner prescribed by the NRS.

C. Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock.

1. Designation. The shares of such series of Preferred Stock shall be designated as “Series A Convertible Preferred Stock”, with a par value of $0.001 per share, and the number of shares constituting such series shall be one million (1,000,000) (which shall not be subject to increase without the consent of the Holders of a majority of the then-issued and outstanding Series A Convertible Preferred Stock). The rights, preferences, powers, restrictions, and limitations of the Series A Convertible Preferred Stock shall be as set forth herein.

2. Defined Terms. For purposes hereof, the following terms shall have the following meanings: “20-Day VWAP” means the daily volume weighted average of actual trading prices measured in hundredths of cents of the Common Stock of the Company on the Trading Market for the twenty (20) consecutive Trading Days ending on the last Trading Day immediately preceding the Initial Closing Date.

“Bankruptcy Event” means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof, (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Board” means the board of directors of the Corporation.

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“Change of Control” means (a) any sale, lease, or transfer or series of sales, leases, or transfers of all or substantially all of the consolidated assets of the Corporation and its Subsidiaries; (b) any sale, transfer, or issuance (or series of sales, transfers, or issuances) of capital stock by the Corporation or the holders of Common Stock (or other voting stock of the Corporation) that results in the inability of the holders of Common Stock (or other voting stock of the Corporation) immediately prior to such sale, transfer, or issuance to designate or elect a majority of the board of directors (or its equivalent) of the Corporation; or (c) any merger, consolidation, recapitalization, or reorganization of the Corporation with or into another Person (whether or not the Corporation is the surviving corporation) that results in the inability of the holders of Common Stock (or other voting stock of the Corporation) immediately prior to such merger, consolidation, recapitalization, or reorganization to designate or elect a majority of the board of directors (or its equivalent) of the resulting entity or its parent company.

“Common Stock” means the common stock, par value $0.001 per share, of the Corporation.

“Common Stock Deemed Outstanding” means, at any given time, the sum of (a) the number of shares of Common Stock actually outstanding at such time, plus (b) the number of shares of Common Stock issuable upon exercise of Options actually outstanding at such time, plus (c) the number of shares of Common Stock issuable upon conversion or exchange of Convertible Securities actually outstanding at such time (treating as actually outstanding any Convertible Securities issuable upon exercise of Options actually outstanding at such time), in each case, regardless of whether the Options or Convertible Securities are actually exercisable at such time; provided, that Common Stock Deemed Outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any of its wholly owned Subsidiaries.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.

“Conversion Date” has the meaning set forth in Section 8.2(a).

“Conversion Event” has the meaning set forth in Section 8.1(b).

“Conversion Price” has the meaning set forth in Section 8.1(a).

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock in accordance with the terms of Section 8.

“Dividend Date” has the meaning set forth in Section 4.1.

“Dividend Rate” means 8.0% per annum.

“Exchange Act” means the Securities and Exchange Act of 1934, as amended.

“Excluded Issuances” means any issuance or sale (or deemed issuance or sale in accordance with Section 8.7(d)) by the Corporation after the Initial Closing Date of: (a) shares of Common Stock issued on the conversion of the Series A Convertible Preferred Stock; (b) shares of Common Stock (or options or Convertible Securities) to the Corporation’s management, directors or other service providers pursuant to compensation and incentive programs approved by the Board; (c) Shares issued upon exercise of the Pre-Funded Warrants; or (d) shares of Common Stock issued upon the conversion or exercise of Options (other than Options covered by clause (b) above) or Convertible Securities issued on or before prior to the Initial Closing Date, provided that such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof.

“Initial Closing Date” means the initial closing in which the Pre-Funded Warrants are first issued to holders of such securities (without regard to any subsequent transfer of such Pre-Funded Warrants).

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“Junior Securities” means, collectively, the Common Stock and any other class of securities that is specifically designated as junior to the Series A Convertible Preferred Stock.

“Liquidation” has the meaning set forth in Section 5.

“Liquidation Value” means, with respect to any Share on any given date, the Purchase Price paid to the Corporation with respect to such Share by such holder to whom such Share was originally issued (as adjusted for any stock splits, stock dividends, recapitalizations, or similar transaction with respect to the Series A Convertible Preferred Stock).

“Majority Holders” means holders of at least a majority of the then outstanding Shares.

“NASDAQ” means The Nasdaq Stock Market LLC.

“Notice of Conversion” has the meaning set forth in Section 8.2(a).

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

“Payment-in-Kind” has the meaning set forth in Section 4.2.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association, or other entity.

“Per Share Market Value” means on any particular date (a) the closing bid price per share of Common Stock on such date (as reported by Bloomberg Information Services, Inc., or any successor reporting service) on the NASDAQ or on such Subsequent Market on which the shares of Common Stock are then listed or quoted, or if there is no such price on such date, then the closing bid price on the NASDAQ or on such Subsequent Market on the date nearest preceding such date, or (b) if the shares of Common Stock are not then listed or quoted on the NASDAQ or a Subsequent Market, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the shares of Common Stock are not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the “Pink Sheet” quotes for the relevant conversion period, as determined in good faith by the Board.

“Pre-Funded Warrants” means the warrants to purchase shares of Series A Convertible Preferred Stock.

“Purchase Price” means the purchase price per Pre-Funded Warrant paid for by the holders of such securities.

“Series A Convertible Preferred Stock” has the meaning set forth in Section 1.

“Share” means a share of Series A Convertible Preferred Stock.

“Subsequent Market” means the New York Stock Exchange, NYSE American or The Nasdaq Global Select Market.

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“Subsidiary” means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

“Supermajority Holders” means holders of at least two-thirds of the then outstanding Shares.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the shares of Common Stock are listed or quoted for trading on the date in question: the NYSE American, The Nasdaq Capital Market, The Nasdaq Global Market, The Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

3. Rank. With respect to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, all Shares of the Series A Convertible Preferred Stock shall rank senior to all Junior Securities.

4. Dividends.

4.1. Dividend Preference. The holders of each share of the Series A Convertible Preferred Stock then outstanding shall be entitled to receive cumulative cash dividends, at the annual Dividend Rate, out of any funds and assets of the Corporation legally available therefor, prior and in preference to any declaration or payment of any dividend payable on the Common Stock or any other Junior Securities, payable quarterly on the last day of March, June, September, and December of each year (each, a “Dividend Date”). Such dividends shall accrue with respect to each share of Series A Convertible Preferred Stock from the date on which such share is issued and outstanding and thereafter shall be deemed to accrue from day to day whether or not earned or declared and whether or not there exists profits, surplus, or other funds legally available for the payment of dividends, and shall be cumulative so that, if such dividends on the Series A Convertible Preferred Stock shall not have been paid, or declared and set apart for payment, the deficiency shall be fully paid or declared and set apart for payment before any dividend shall be paid or declared or set apart for the Common Stock or any Junior Securities. Such cumulative dividends shall be payable only if, as, and when declared by the Board; provided, however, that such cumulative dividends, if declared or if accrued but undeclared, will be automatically payable, upon any liquidation event described in Section 5. No accumulation of dividends on the Series A Convertible Preferred Stock shall bear interest and dividends on any shares of Series A Convertible Preferred Stock shall cease to accrue upon conversion of such shares to Common Stock.

4.2 Payment in Dividend. Each dividend shall be paid either in shares of Series A Convertible Preferred Stock (“Payment-in-Kind”) or in cash, at the option of the Corporation on the respective Dividend Date; provided, however, that dividends may only be paid to the extent permitted under applicable law out of funds legally available therefor. For Payment-in-Kind dividends, each holder on the record date for such divided will receive that number of shares of Series A Convertible Preferred Stock equal to (i) the amount of the dividend payment due such stockholder divided by (ii) product that is equal to the Conversion Price multiplied by ten (10). No fractional shares shall be issued upon payment of such dividends pursuant to this Section 4.2 and the number of shares to be issued upon payment of such dividends will be rounded up to the nearest whole share; provided, that, in lieu of rounding up to the nearest whole share, the Corporation may, at its option, pay a cash adjustment in respect of such fractional interest equal to such fractional interest of such shares of Series A Convertible Preferred Stock, on an as-converted-basis, multiplied by the Per Share Market Value on the respective dividend date. Each dividend paid in cash shall be mailed to the holders of record of Series A Convertible Preferred Stock of the Corporation as their names appear on the share register of the Corporation or at the office of the Corporation’s transfer agent on the corresponding dividend payment date. Holders will receive written notification from the Corporation or the transfer agent if a dividend is paid in shares of Series A Convertible Preferred Stock, which notification will specify the number of shares of Series A Convertible Preferred Stock paid as a dividend. Certificates or statements in book entry format representing the shares of Series A Convertible Preferred Stock issuable upon payment of each Payment-In-Kind shall be delivered to each holder entitled to receive such Payment-in-Kind (in appropriate denominations) as soon as reasonably practicable. No holder of Series A Convertible Preferred Stock shall be entitled to Payment-in-Kind dividend pursuant to this Section 4.2, and no issuance of Series A Convertible Preferred Stock pursuant this Section 4.2 shall occur, to the extent such issuance would require the Corporation to issue shares of Series A Convertible Preferred Stock in excess of the Corporation’s then sufficient authorized and unissued shares of Series A Convertible Preferred Stock.

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4.3 Partial Dividend Payments. Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued and accumulated with respect to the Series A Convertible Preferred Stock, such payment shall be distributed pro rata among the holders thereof based upon the aggregate accrued and accumulated but unpaid dividends on the Shares held by each such holder.

5. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), Bankruptcy Event, or Change of Control, the holders of shares of Series A Convertible Preferred Stock shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Liquidation Value for each share of Series A Convertible Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of shares of Series A Convertible Preferred Stock shall be ratably distributed among such holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. Notwithstanding anything herein to the contrary, until such time as the Series A Convertible Preferred Stock is paid in full hereunder, the holders of shares of Series A Convertible Preferred Stock shall have the right to convert the Series A Convertible Preferred Stock pursuant to the terms of herein.

6. Voting Rights. The holders of shares of Series A Convertible Preferred Stock shall have a right to vote as a single class with the holders of Common Stock on an as-if-converted-to-Common-Stock-basis. Additionally, as long as any shares of Series A Convertible Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote or written consent of the Majority Holders: (i) alter or change adversely the powers, preferences or rights given to the Series A Convertible Preferred Stock; (ii) amend its Articles of Incorporation or bylaws in any manner that adversely affects any powers, preferences or rights of the Series A Convertible Preferred Stock; (iii) authorize any increase in the number of shares of Series A Convertible Preferred Stock or issue any additional shares of Series A Convertible Preferred Stock, (iv) amend the definition of Liquidation Value, or (v) amend the rate at which or the manner in which dividends on the Series A Convertible Preferred Stock accrue or accumulate or the times at which such dividends become payable pursuant to Section 4.

7. [RESERVED].

8. Conversion.

8.1 Right to Convert; Automatic Conversion.

(a) Right to Convert. Subject to the provisions of this Section 8, at any time and from time to time on or after the Initial Closing Date, any holder of Series A Convertible Preferred Stock shall have the right by written election to the Corporation to convert all or any portion of the outstanding Shares of Series A Convertible Preferred Stock held by such holder along with the aggregate accrued or accumulated and unpaid dividends thereon into an aggregate number of shares of Common Stock as is determined by (i) multiplying the number of Shares to be converted by the Liquidation Value thereof, (ii) adding to the result all accrued and accumulated and unpaid dividends on such Shares to be converted, and then (ii) dividing the result by the Conversion Price in effect immediately prior to such conversion. The initial conversion price per Share (the “Conversion Price”) shall be equal to 120% of the equal to the 20-Day VWAP per share of Common Stock, subject to adjustment as applicable in accordance with Section 8.7 below.

(b) Automatic Conversion. Subject to the provisions of this Section 8, (i) upon the conversion of the Shares by the Majority Holders, (ii) at the date and time indicated by the affirmative vote or written consent (received by the Corporation) of the Majority Holders to the conversion of all then outstanding Series A Convertible Preferred Stock, or (iii) on the fifth (5th) anniversary of the Initial Closing Date, all of the outstanding Shares of Series A Convertible Preferred Stock held by stockholders shall automatically convert along with the aggregate accrued or accumulated and unpaid dividends thereon into an aggregate number of shares of Common Stock as is determined by (x) multiplying the number of Shares to be converted by the Liquidation Value thereof, (y) adding to the result all accrued and accumulated and unpaid dividends on such Shares to be converted, and then (z) dividing the result by the applicable Conversion Price then in effect.

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8.2 Procedures for Conversion; Effect of Conversion.

(a) Procedures for Holder Conversion. In order to effectuate a conversion of Shares of Series A Convertible Preferred Stock pursuant to Section 8.1(a), (i) a holder shall submit a written election (“Notice of Conversion”) to the Corporation stating that such holder elects to convert all or any number of Shares, the number of Shares elected to be converted, and the number of Shares then held by the holder, and (ii) if such holder’s Shares are certificated, surrender, along with such written election, to the Corporation the certificate or certificates representing the Shares being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) or, in the event the certificate or certificates are lost, stolen, or missing, accompanied by an affidavit of loss executed by the holder. Provided the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the holder’s election, whether the applicable Conversion Shares shall be credited to the account of the holder’s (or to his, her or its nominees’) prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The close of business on the date of receipt by the Corporation of such notice and, if applicable, certificates (or lost certificate affidavit and agreement) shall be the date of conversion (the “Conversion Date”), and the shares of Common Stock issuable upon conversion of the specified Shares shall be deemed to be outstanding of record as of such date. Not later than three (3) business days after each Conversion Date, the Corporation shall deliver to the applicable holder or to his, her or its nominees, a statement that confirms to the applicable holder (or to his, her or its nominees) the number of Common Stock that have been issued (such issuance to be in book entry format unless otherwise determined by the Corporation) upon conversion of such holder’s Shares of Series A Convertible Preferred Stock, and the shares of Series A Convertible Preferred Stock or portion thereof that have been converted shall be automatically cancelled. All shares of Common Stock issued hereunder by the Corporation shall be duly and validly issued, fully paid, and nonassessable, free and clear of all taxes, liens, charges, and encumbrances with respect to the issuance thereof.

(b) Procedures for Automatic Conversion. Upon the occurrence of a Conversion Event as set forth in Section 8.1(b), all outstanding Shares of Series A Convertible Preferred Stock shall be converted to the number of shares of Common Stock calculated pursuant to Section 8.1(b) without any further action by the relevant holder of such Shares or the Corporation. As promptly as practicable following such Conversion Event (but in any event within ten (10) days thereafter), the Corporation shall send each holder of Shares of Series A Convertible Preferred Stock written notice of such event which includes the number of Shares being converted. Upon receipt of such notice, if such holder’s Shares are certificated, such holder shall surrender to the Corporation the certificate or certificates representing the Shares being converted, duly assigned, or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) or, in the event the certificate or certificates are lost, stolen, or missing, accompanied by an affidavit of loss executed by the holder. Not later than five (5) business days following the Conversion Event, the Corporation shall deliver to the applicable holder or to his, her or its nominees, a statement that confirms to the applicable holder (or to his, her or its nominees) the number of Common Stock that have been issued (such issuance to be in book entry format unless otherwise determined by the Corporation) upon conversion of such holder’s Shares of Series A Convertible Preferred Stock, and the shares of Series A Convertible Preferred Stock or portion thereof that have been converted shall be automatically cancelled. All shares of Common Stock issued hereunder by the Corporation shall be duly and validly issued, fully paid, and nonassessable, free and clear of all taxes, liens, charges, and encumbrances with respect to the issuance thereof.

(c) Effect of Conversion. All Shares of Series A Convertible Preferred Stock converted as provided in this Section 8.2 shall no longer be deemed outstanding as of the effective time of the applicable conversion and all rights with respect to such Shares shall immediately cease and terminate as of such time, other than the right of the holder to receive shares of Common Stock in exchange therefor.

8.3 [RESERVED].

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8.4 Reservation of Common Stock. The Corporation shall at all times when any Shares of Series A Convertible Preferred Stock are outstanding reserve and keep available out of its authorized but unissued shares of capital stock, solely for the purpose of issuance upon the conversion of the Series A Convertible Preferred Stock, such number of shares of Common Stock issuable upon the conversion of all outstanding Series A Convertible Preferred Stock pursuant to this Section 8, taking into account any adjustment to such number of shares so issuable in accordance with Section 8.7 hereof. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not close its books against the transfer of any of its capital stock in any manner which would prevent the timely conversion of the Shares of Series A Convertible Preferred Stock.

8.5 No Charge or Payment. The issuance of certificates for shares of Common Stock upon conversion of Shares of Series A Convertible Preferred Stock pursuant to Section 8.1 shall be made without payment of additional consideration by, or other charge, cost, or tax to, the holder in respect thereof.

8.6 [RESERVED].

8.7 Adjustment to Conversion Price and Number of Conversion Shares. In order to prevent dilution of the conversion rights granted under this Section 8, the Conversion Price and the number of Conversion Shares issuable on conversion of the Shares of Series A Convertible Preferred Stock shall be subject to adjustment from time to time as provided in this Section 8.7.

(a) Adjustment to Conversion Price upon Issuance of Common Stock. Except as provided in Section 8.7(c) and except in the case of an event described in either Section 8.7(e) or Section 8.7(f), if the Corporation shall, at any time or from time to time after the Initial Closing Date, issue or sell, or in accordance with Section 8.7(d) is deemed to have issued or sold, any shares of Common Stock without consideration or for consideration per share less than the Conversion Price in effect immediately prior to such issuance or sale (or deemed issuance or sale), then immediately upon such issuance or sale (or deemed issuance or sale), the Conversion Price in effect immediately prior to such issuance or sale (or deemed issuance or sale) shall be reduced (and in no event increased) to a Conversion Price equal to the quotient obtained by dividing:

(i) the sum of (A) the product obtained by multiplying the Common Stock Deemed Outstanding immediately prior to such issuance or sale (or deemed issuance or sale) by the Conversion Price then in effect plus (B) the aggregate consideration, if any, received by the Corporation upon such issuance or sale (or deemed issuance or sale); by

(ii) the sum of (A) the Common Stock Deemed Outstanding immediately prior to such issuance or sale (or deemed issuance or sale) plus (B) the aggregate number of shares of Common Stock issued or sold (or deemed issued or sold) by the Corporation in such issuance or sale (or deemed issuance or sale).

Whenever following the Initial Closing Date, the Corporation shall issue or sell, or in accordance with Section 8.7(d) is deemed to have issued or sold, any shares of Common Stock, the Corporation shall prepare a certificate signed by an executive officer setting forth, in reasonable detail, the number of shares issued or sold, or deemed issued or sold, the amount and the form of the consideration received by the Corporation, and the method of computation of such amount and shall cause copies of such certificate to be mailed to the holders of record of Series A Convertible Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder).

(b) Adjustment to Number of Conversion Shares upon Adjustment to Conversion Price. Upon any and each adjustment of the Conversion Price as provided in Section 8.7(a), the number of Conversion Shares issuable upon the conversion of the Series A Convertible Preferred Stock immediately prior to any such adjustment shall be increased to a number of Conversion Shares equal to the quotient obtained by dividing:

(i) the product of (A) the Conversion Price in effect immediately prior to any such adjustment multiplied by (B) the number of Conversion Shares issuable upon conversion of the Series A Convertible Preferred Stock immediately prior to any such adjustment; by

(ii) the Conversion Price resulting from such adjustment.

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(c) Exceptions To Adjustment Upon Issuance of Common Stock. Anything herein to the contrary notwithstanding, there shall be no adjustment to the Conversion Price or the number of Conversion Shares issuable upon conversion of the Series A Convertible Preferred Stock with respect to any Excluded Issuance.

(d) Effect of Certain Events on Adjustment to Conversion Price. For purposes of determining the adjusted Conversion Price under Section 8.7(a) hereof, the following shall be applicable:

(i) Issuance of Options. If the Corporation shall, at any time or from time to time after the Initial Closing Date, in any manner grant or sell (whether directly or by assumption in a merger or otherwise) any Options, whether or not such Options or the right to convert or exchange any Convertible Securities issuable upon the exercise of such Options are immediately exercisable, and the price per share (determined as provided in this paragraph and in Section 8.7(d)(v)) for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of Convertible Securities issuable upon the exercise of such Options is less than the Conversion Price in effect immediately prior to the time of the granting or sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting or sale of such Options (and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price under Section 8.7(a)), at a price per share equal to the quotient obtained by dividing (A) the sum (which sum shall constitute the applicable consideration received for purposes of Section 8.7(a)) of (x) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of all such Options, plus (y) the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of all such Convertible Securities and the conversion or exchange of all such Convertible Securities, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options. Except as otherwise provided in Section 8.7(d)(iii), no further adjustment of the Conversion Price shall be made upon the actual issuance of Common Stock or of Convertible Securities upon exercise of such Options or upon the actual issuance of Common Stock upon conversion or exchange of Convertible Securities issuable upon exercise of such Options.

(ii) Issuance of Convertible Securities. If the Corporation shall, at any time or from time to time after the Initial Closing Date, in any manner grant or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the right to convert or exchange any such Convertible Securities is immediately exercisable, and the price per share (determined as provided in this paragraph and in Section 8.7(d)(v)) for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities is less than the Conversion Price in effect immediately prior to the time of the granting or sale of such Convertible Securities, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of the total maximum amount of such Convertible Securities shall be deemed to have been issued as of the date of granting or sale of such Convertible Securities (and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price pursuant to Section 8.7(a)), at a price per share equal to the quotient obtained by dividing (A) the sum (which sum shall constitute the applicable consideration received for purposes of Section 8.7(a)) of (x) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such Convertible Securities, plus (y) the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange of all such Convertible Securities, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. Except as otherwise provided in Section 8.7(d)(iii), (A) no further adjustment of the Conversion Price shall be made upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities and (B) no further adjustment of the Conversion Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been made pursuant to the other provisions of this Section 8.7(d).

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(iii) Change in Terms of Options or Convertible Securities. Upon any change in any of (A) the total amount received or receivable by the Corporation as consideration for the granting or sale of any Options or Convertible Securities referred to in Section 8.7(d)(i) or Section 8.7(d)(ii) hereof, (B) the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the exercise of any Options or upon the issuance, conversion, or exchange of any Convertible Securities referred to in Section 8.7(d)(i) or Section 8.7(d)(ii) hereof, (C) the rate at which Convertible Securities referred to in Section 8.7(d)(i) or Section 8.7(d)(ii) hereof are convertible into or exchangeable for Common Stock, or (D) the maximum number of shares of Common Stock issuable in connection with any Options referred to in Section 8.7(d)(i) hereof or any Convertible Securities referred to in Section 8.7(d)(ii) hereof (in each case, other than in connection with an Excluded Issuance), then (whether or not the original issuance or sale of such Options or Convertible Securities resulted in an adjustment to the Conversion Price pursuant to this Section 8.7) the Conversion Price in effect at the time of such change shall be adjusted or readjusted, as applicable, to the Conversion Price which would have been in effect at such time pursuant to the provisions of this Section 8.7 had such Options or Convertible Securities still outstanding provided for such changed consideration, conversion rate, or maximum number of shares, as the case may be, at the time initially granted, issued, or sold, but only if as a result of such adjustment or readjustment the Conversion Price then in effect is reduced, and the number of Conversion Shares issuable upon the conversion of the Series A Convertible Preferred Stock immediately prior to any such adjustment or readjustment shall be correspondingly adjusted or readjusted pursuant to the provisions of Section 8.7(b).

(iv) Treatment of Expired or Terminated Options or Convertible Securities. Upon the expiration or termination of any unexercised Option (or portion thereof) or any unconverted or unexchanged Convertible Security (or portion thereof) for which any adjustment (either upon its original issuance or upon a revision of its terms) was made pursuant to this Section 8.7 (including without limitation upon the redemption or purchase for consideration of all or any portion of such Option or Convertible Security by the Corporation), the Conversion Price then in effect hereunder shall forthwith be changed pursuant to the provisions of this Section 8.7 to the Conversion Price which would have been in effect at the time of such expiration or termination had such unexercised Option (or portion thereof) or unconverted or unexchanged Convertible Security (or portion thereof), to the extent outstanding immediately prior to such expiration or termination, never been issued.

(v) Calculation of Consideration Received. If the Corporation shall, at any time or from time to time after the Initial Closing Date, issue or sell, or is deemed to have issued or sold in accordance with Section 8.7(d), any shares of Common Stock, Options, or Convertible Securities: (A) for cash, the consideration received therefor shall be deemed to be the net amount received by the Corporation therefor; (B) for consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Corporation shall be the market price (as reflected on any securities exchange, quotation system, or association or similar pricing system covering such security) for such securities as of the end of business on the date of receipt of such securities; (C) for no specifically allocated consideration in connection with an issuance or sale of other securities of the Corporation, together comprising one integrated transaction, the amount of the consideration therefor shall be deemed to be the fair value of such portion of the aggregate consideration received by the Corporation in such transaction as is attributable to such shares of Common Stock, Options, or Convertible Securities, as the case may be, issued in such transaction; or (D) to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options, or Convertible Securities, as the case may be, issued to such owners. The net amount of any cash consideration and the fair value of any consideration other than cash or marketable securities shall be determined in good faith jointly by the Board and a Supermajority Interest.

(vi) Record Date. For purposes of any adjustment to the Conversion Price or the number of Conversion Shares in accordance with this Section 8.7, in case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options, or Convertible Securities or (B) to subscribe for or purchase Common Stock, Options, or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

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(vii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof or the transfer of such shares among the Corporation and its wholly-owned subsidiaries) shall be considered an issue or sale of Common Stock for the purpose of this Section 8.7.

(e) Adjustment to Conversion Price and Conversion Shares upon Dividend, Subdivision, or Combination of Common Stock. If the Corporation shall, at any time or from time to time after the Initial Closing Date, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Corporation payable in shares of Common Stock or in Options or Convertible Securities, or (ii) subdivide (by any stock split, recapitalization, or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to any such dividend, distribution, or subdivision shall be proportionately reduced and the number of Conversion Shares issuable upon conversion of the Series A Convertible Preferred Stock shall be proportionately increased. If the Corporation at any time combines (by combination, reverse stock split, or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased and the number of Conversion Shares issuable upon conversion of the Series A Convertible Preferred Stock shall be proportionately decreased. Any adjustment under this Section 8.7(e) shall become effective at the close of business on the date the dividend, subdivision, or combination becomes effective.

(f) Adjustment to Conversion Price and Conversion Shares upon Reorganization, Reclassification, Consolidation, or Merger. In the event of any (i) capital reorganization of the Corporation, (ii) reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Corporation with or into another Person, (iv) sale of all or substantially all of the Corporation’s assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 8.7(e)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock, each Share of Series A Convertible Preferred Stock shall, immediately after such reorganization, reclassification, consolidation, merger, sale, or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Conversion Shares then convertible for such Share, be exercisable for the kind and number of shares of stock or other securities or assets of the Corporation or of the successor Person resulting from such transaction to which such Share would have been entitled upon such reorganization, reclassification, consolidation, merger, sale, or similar transaction if the Share had been converted in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale, or similar transaction and acquired the applicable number of Conversion Shares then issuable hereunder as a result of such conversion (without taking into account any limitations or restrictions on the convertibility of such Share, if any); and, in such case, appropriate adjustment shall be made with respect to such holder’s rights under this Certificate of Designation to insure that the provisions of this Section 8 hereof shall thereafter be applicable, as nearly as possible, to the Series A Convertible Preferred Stock in relation to any shares of stock, securities, or assets thereafter acquirable upon conversion of Series A Convertible Preferred Stock (including, in the case of any consolidation, merger, sale, or similar transaction in which the successor or purchasing Person is other than the Corporation, an immediate adjustment in the Conversion Price to the value per share for the Common Stock reflected by the terms of such consolidation, merger, sale, or similar transaction, and a corresponding immediate adjustment to the number of Conversion Shares acquirable upon conversion of the Series A Convertible Preferred Stock without regard to any limitations or restrictions on conversion, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger, sale, or similar transaction). The provisions of this Section 8.7(f) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, or similar transactions. The Corporation shall not effect any such reorganization, reclassification, consolidation, merger, sale, or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Corporation) resulting from such reorganization, reclassification, consolidation, merger, sale, or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Certificate of Designation, the obligation to deliver to the holders of Series A Convertible Preferred Stock such shares of stock, securities, or assets which, in accordance with the foregoing provisions, such holders shall be entitled to receive upon conversion of the Series A Convertible Preferred Stock. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 8.7(f), each holder of Shares of Series A Convertible Preferred Stock shall have the right to elect prior to the consummation of such event or transaction, to give effect to the provisions of Section 5.1 (if applicable to such event or transaction) or Section 8 hereunder, instead of giving effect to the provisions contained in this Section 8.7(f) with respect to such holder’s Series A Convertible Preferred Stock.

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(g) Certain Events. If any event of the type contemplated by the provisions of this Section 8.7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights, or other rights with equity features) occurs, then the Board shall make an appropriate adjustment in the Conversion Price and the number of Conversion Shares issuable upon conversion of Shares of Series A Convertible Preferred Stock so as to protect the rights of the holder of such Shares in a manner consistent with the provisions of this Section 8; provided, that no such adjustment pursuant to this Section 8.7 shall increase the Conversion Price or decrease the number of Conversion Shares issuable as otherwise determined pursuant to this Section 8.

(h) Certificate as to Adjustment.

(i) As promptly as reasonably practicable following any adjustment of the Conversion Price, but in any event not later than 10 days thereafter, the Corporation shall furnish to each holder of record of Series A Convertible Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder) a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii) As promptly as reasonably practicable following the receipt by the Corporation of a written request by any holder of Series A Convertible Preferred Stock, but in any event not later than 10 days thereafter, the Corporation shall furnish to such holder a certificate of an executive officer certifying the Conversion Price then in effect and the number of Conversion Shares or the amount, if any, of other shares of stock, securities, or assets then issuable to such holder upon conversion of the Shares of Series A Convertible Preferred Stock held by such holder.

(i) Notices. In the event:

(i) that the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series A Convertible Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(ii) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, any consolidation or merger of the Corporation with or into another Person, or sale of all or substantially all of the Corporation’s assets to another Person; or

(iii) of the voluntary or involuntary dissolution, liquidation, or winding-up of the Corporation;

then, and in each such case, the Corporation shall send or cause to be sent to each holder of record of Series A Convertible Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder) at least ten (10) days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent, or other right or action, and a description of such dividend, distribution, or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Corporation shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon conversion of the Series A Convertible Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, and the amount per share and character of such exchange applicable to the Series A Convertible Preferred Stock and the Conversion Shares.

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(j) Fractional Shares. No fractional interest in a share of Common Stock shall be issued on conversion of any Shares of Series A Convertible Preferred Stock in accordance with this Section 8. In lieu of delivering fractional shares, the Corporation shall pay in cash an amount equal to the product of (i) such fractional share multiplied by (ii) the Per Share Market Value as determined in good faith by the Board.

9. Preemptive Rights. Holders of Series A Convertible Preferred Stock shall not be entitled to any preemptive, subscription, or similar rights in respect of any securities of the Corporation, except as specifically set forth herein or in any other document agreed to by the Corporation.

10. Reissuance of Series A Convertible Preferred Stock. Any Shares of Series A Convertible Preferred Stock redeemed, converted, or otherwise acquired by the Corporation or any Subsidiary shall be cancelled and retired as authorized and issued shares of capital stock of the Corporation and no such Shares shall thereafter be reissued, sold, or transferred.

11. Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (a) to the Corporation, at its principal executive offices and (b) to any stockholder, at such holder’s address at it appears in the stock records of the Corporation (or at such other address for a stockholder as shall be specified in a notice given in accordance with this Section 11).

Article VII

The holders of the Common Stock shall not have preemptive rights as to the stock then and thereafter authorized to be issued, including Treasury Stock.

Article VIII

The corporation shall be managed by a Board of Directors whose duties and responsibilities are set forth in By-Laws to be adopted by the corporation. The corporation shall have not less than one, nor more than seven Directors.

Article IX

Omitted

Article X

The Board of Directors of the corporation may from time to time distribute on a pro-rata basis to its shareholders out of the capital surplus of the corporation, a portion of its assets, in cash or property.

Article XI

The corporation shall indemnify any person who incurs expenses by reason of the fact that he or she is or was an officer, director, employee of agent of the corporation. This indemnification shall be mandatory on all circumstances in which indemnification is permitted by law.

Article XII

The corporation shall indemnify its directors and officers of the corporation from personal liability for lawful acts of the corporation as permitted by law.

[Signature page follows]

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IN WITNESS WHEREOF, the Corporation has caused these Amended and Restated Articles of Incorporation to be signed by the undersigned, a duly authorized officer of the Corporation, on ______, 20__.

Flux Power Holdings, Inc., a Nevada corporation

By:
Name:
Title:

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FLUX POWER HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS – AUGUST 29, 2025 AT 10:00 AM PACIFIC TIME

CONTROL ID:

REQUEST ID:

The undersigned, a stockholder of Flux Power Holdings, Inc. (the "Company"), does hereby appoint and authorize Krishna Vanka and Kevin Royal, or any of them, each with the full power of substitution, to represent the undersigned and vote all of the shares of common stock of the Company held of record as of the close of business on July 14, 2025, with all of the powers that the undersigned would possess if personally present, at the virtual Special Meeting of Stockholders of the Company on August 29, 2025, or at any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given.

In their discretion, Mr. Vanka and Mr. Royal, or any of them, are authorized to vote upon such other business that is properly brought before the Special Meeting of Stockholders.

This proxy, when properly executed, will be voted as directed, or if no direction is given, will be voted "FOR" Proposal 1 (Amendment Proposal), "FOR" Proposal 2 (Share Issuance Proposal), and "FOR" Proposal 3 (Adjournment Proposal) and in the discretion of the proxy holders on any other matters that are properly brought before the Special Meeting of Stockholders.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/FLUX
PHONE:	1-866-752-VOTE(8683)

→ Please ensure you fold then detach and retain this portion of this Proxy →

The Notice and Proxy Statement is available on https://www.iproxydirect.com/FLUX

161017401.1

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote "FOR" Proposal 1, "FOR" Proposal 2, and"FOR" Proposal 3.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

NOTE: Such other business that as may properly come before the meeting or any adjournment thereof.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ______________________, 2025

____

(Print Name of Stockholder and/or Joint Tenant)

____

(Signature of Stockholder)

____

(Second Signature if held jointly)

161017401.1